SUPPLEMENT DATED MARCH 1, 2005

TO THE

PROSPECTUSES

AND

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

Effective March 7, 2005, the information set forth under the heading, “Choosing a Share Class to Buy—Class A Shares—Qualifying for Reduced Class A Sales Charges” in the Prospectuses of the Funds listed and under the heading, “Additional Purchase Information—Class A Shares” is revised and superseded to read as follows:

Accumulation Privilege—lets you combine the current value of Class A shares of the fund with Class A, B and C shares of Salomon Brothers funds and Salomon Brothers shares of SB funds that are owned by:

•	you; or
•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined for purposes of the accumulation privilege.

Shares of Salomon Brothers money market funds may not be combined. Class C shares of SB Adjustable Rate Income Fund—Salomon Brothers shares and Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—lets you purchase Class A shares of Salomon Brothers funds and Salomon Brothers shares of SB funds over a 13-month period and pay the same sales charge, if any, on Class A shares as if all shares had been purchased at once. At the time you enter into the letter of intent you select your asset goal amount. All purchases of Class A, B, and C shares of any Salomon Brothers fund (other than a money market fund) and Salomon Brothers shares of any SB fund, that are subject to sales charge and that are purchased during the 13-month period by

•	you; or
•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Class C shares of SB Adjustable Rate Income Fund—Salomon Brothers shares and Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined.

Effective March 7, 2005, the information set forth under the heading, “Additional Purchase Information—Class A Shares-Rights of Accumulation and Letter of Intent” in the Statements of Additional Information of the Funds listed below is revised and superseded to read as follows:

Accumulation Privilege—lets you combine the current value of Class A shares of the fund with Class A, B and C shares of Salomon Brothers funds and Salomon Brothers shares of SB funds that are owned by:

•	you; or
•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined for purposes of the accumulation privilege.

Shares of Salomon Brothers money market funds may not be combined. Class C shares of SB Adjustable Rate Income Fund—Salomon Brothers shares and Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Salomon Brothers funds and Salomon Brothers shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(4) $250,000
(2) $50,000	(5) $500,000
(3) $100,000	(6) $750,000
(7) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Salomon Brothers and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, Class A, B and C shares of any Salomon Brothers fund or Salomon Brothers shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Salomon Brothers money market funds are not eligible. However, as of the date of this Supplement, the following funds and share classes are also eligible, although not offered with a sales charge:

Class C shares of SB Adjustable Rate Income Fund (Salomon Brothers shares)

Class C shares of Salomon Brothers Short/Intermediate U.S. Government Fund

This list may change from time to time. Investors should check with their Financial Consultant to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a Financial Consultant, you should check to see whether accounts held with other financial professionals may be combined.

Eligible Prior Purchases:    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your Financial Consultant, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your Financial Consultant in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

SALOMON BROTHERS SERIES FUNDS INC	April 29, 2004

SALOMON FUNDS TRUST	April 29, 2004
SALOMON BROTHERS MID CAP FUND
SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
SALOMON BROTHERS NEW YORK TAX FREE BOND FUND

SALOMON BROTHERS CAPITAL FUND INC	April 29, 2004

SALOMON BROTHERS INVESTORS VALUE FUND INC	April 29, 2004

SB ADJUSTABLE RATE INCOME FUND	September 28, 2004
Salomon Brothers Classes Of Shares

SMITH BARNEY INVESTMENT SERIES
SB GROWTH AND INCOME FUND	February 25, 2005
Salomon Brothers Classes Of Shares

SMITH BARNEY INCOME FUNDS
SB CAPITAL AND INCOME FUND	April 29, 2004
Salomon Brothers Classes Of Shares
SB CONVERTIBLE FUND	November 26, 2004
Salomon Brothers Classes Of Shares

CITIFUNDS TRUST I
SALOMON BROTHERS AGGRESSIVE GROWTH FUND	March 30, 2004

SAM 0670